UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2021

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237

DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite #750, Las Vegas,
NV 89135
(Address of principal executive offices – Zip Code)
(702)
669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
O
n August 4, 2021, MGM Growth Properties LLC, a Delaware limited liability company (the “
Company
”), entered into a Master Transaction Agreement (the “
Transaction Agreement
”) by and among MGM Growth Properties Operating Partnership LP, a Delaware limited partnership (the “
Company LP
”), VICI Properties Inc., a Maryland corporation (“
Parent
”), Venus Sub LLC, a Delaware limited liability company (“
REIT Merger Sub
”), VICI Properties L.P., a Delaware limited partnership (“
Parent OP
”), VICI Properties OP LLC, a Delaware limited liability company (“
New Parent OP
”) and MGM Resorts International, a Delaware corporation (“
MGM
”). The Transaction Agreement provides that, subject to the terms and satisfaction or waiver of certain customary conditions set forth therein, (i) the Company will merge with and into REIT Merger Sub, with REIT Merger Sub being the surviving entity (the “
REIT Merger
” and such surviving entity, the “
REIT Surviving Entity
”), (ii) following the REIT Merger, the REIT Surviving Entity will merge with and into the Company LP, with the Company LP being the surviving entity (the “
Partnership Merger
” and, together with the REIT Merger, the “
Mergers
”) and (iii) following the Partnership Merger and immediately following New Parent OP’s consummation of certain financing transactions on the date the Transaction (as defined below) closes (the “
Closing Date
”), New Parent OP will redeem a certain number of units of New Parent OP (the “
New Parent OP Units
”) held by MGM and/or its subsidiaries for an aggregate cash amount equal to $4.404 billion (the “
Partial Redemption
”). The Mergers and the other transactions contemplated by the Transaction Agreement are collectively referred to herein as the “
Transaction
.
”
The board of directors of each of the Company and Parent and the conflicts committee of the board of directors of the Company have approved the Transaction Agreement and the Transaction.
Pursuant to the terms and subject to the conditions and limitations set forth in the Transaction Agreement: (A) at the effective time of the REIT Merger, (i) the class B common share of the Company, no par value per share, owned by MGM, will automatically be cancelled for no consideration, (ii) each class A common share of the Company, no par value per share

(a “class A common share”)
, issued and outstanding immediately prior to the effective time of the REIT Merger will automatically be cancelled, retired and converted into the right to receive 1.366 shares of common stock, par value $0.01 per share, of Parent (the “
Parent Common Stock
,” and such consideration, the “
REIT Per Share Merger Consideration
”) plus cash in lieu of fractional shares less any applicable tax withholdings, (iii) each of the Company’s deferred restricted stock units (“
Company DSUs
”) that are outstanding immediately prior to the effective time of the REIT Merger will be cancelled and converted into the right to receive, with respect to each class A common share subject to such Company DSU, the REIT Per Share Merger Consideration, plus cash in lieu of fractional shares less any applicable tax withholdings, (iv) each of the Company’s restricted stock units (“
Company RSUs
”) that are outstanding immediately prior to the effective time of the REIT Merger will automatically be accelerated, vest and be cancelled and converted into the right to receive, with respect to each class A common share subject to such Company RSU, the REIT Per Share Merger Consideration, plus cash in lieu of fractional shares less any applicable tax withholdings and (v) each of the Company’s performance stock units (“
Company PSUs
”) that are outstanding immediately prior to effective time of the REIT Merger will (1) automatically be accelerated and become vested with respect to the number of class A common shares subject to such Company PSU that would vest based on the achievement of the greater of (x) the applicable target level of performance and (y) the actual level of performance as of the Closing Date, based on the achievement of the applicable performance metrics with respect to the performance period during which the effective time of the REIT Merger occurs and as determined in good faith by the board of directors of the Company and (2) be canceled and converted into the right to receive, with respect to each class A common share subject to such Company PSU determined in accordance with the immediately preceding clause (1), the REIT Per Share Merger Consideration, plus cash in lieu of fractional shares and less any applicable tax withholdings, (B) each limited partnership unit of the Company LP, all of which are held by MGM and certain of its subsidiaries, will automatically be canceled, retired and converted into the right to receive 1.366 units in New Parent OP and (C) upon the consummation of the Partial Redemption, a certain number of New Parent OP Units held by MGM and/or its subsidiaries (the “
Redeemed Units
”) will be redeemed for an aggregate redemption price of $4.404 billion resulting in MGM retaining an approximate 1% interest in New Parent OP.
The consummation of the Transaction is subject to customary conditions, including among others: (i) approval of the Transaction Agreement, the REIT Merger and the other transactions contemplated by the Transaction Agreement by the affirmative vote of the holders of at least a majority of the voting power of the Outstanding Voting Shares of the Company (as defined in the Amended and Restated Limited Liability Company Agreement of the Company, as amended), which condition was satisfied by delivery of a written consent by MGM (the “
MGM Written Consent
”), (ii) the approval of the issuance of Parent Common Stock in the REIT Merger (the “
Parent Stoc
k

Issuance
”) by the affirmative vote of a majority of the votes cast at the meeting of Parent’s shareholders (the “
Parent Shareholder Approval
”), (iii) no temporary restraining order or other judgment, order or decree issued by any governmental authority prohibiting consummation of the Mergers or any other transactions contemplated in the Transaction Agreement and no law having been enacted by any governmental authority after the date of the Transaction Agreement that makes illegal the consummation of the Mergers, (iv) the effectiveness of the Registration Statement, (v) the shares of Parent Common Stock to be issued in the REIT Merger shall have been approved for issuance on the New York Stock Exchange, subject to official notice of issuance, (vi) the receipt of applicable gaming approvals, (vii) the delivery of certain tax opinions and (viii) certain other customary conditions relating to the parties’ representations and warranties and the performance of their respective obligations in the Transaction Agreement.
The Transaction Agreement contains certain customary representations and warranties from each of the Company, Parent and MGM with respect to each party and its business. The representations and warranties made by the Company and Parent are, subject to certain exceptions, qualified by disclosures made in such party’s disclosure schedules and Securities and Exchange Commission (“
SEC
”) filings.
The Transaction Agreement also contains certain customary covenants, including covenants providing that, subject to certain exceptions, each of the Company and Parent (i) conduct its business in the ordinary course in all material respects between the signing of the Transaction Agreement and the closing of the REIT Merger and not engage in certain actions during such period without the consent of the other party, (ii) take further actions as may be necessary, proper or advisable to consummate and make effective the Transaction, (iii) not to solicit, initiate, or knowingly encourage or knowingly facilitate, enter into, continue or otherwise participate in any discussions or negotiations regarding any acquisition proposal and (iv) not fail to make or withdraw (or modify or qualify in any manner adverse to the other party) such party’s (and, in the case of the Company, the conflicts committee’s) support for the Transaction Agreement and the Transaction.
The Company and Parent will prepare, and Parent will cause to be filed with the SEC, a registration statement on Form
S-4
(the “
Registration Statement
”) pursuant to which the shares of Parent Common Stock issuable under the REIT Merger will be registered with the SEC, which shall contain (i) a proxy statement in connection with the solicitation by Parent of proxies from the holders of the shares of Parent Common Stock to obtain the Parent Shareholder Approval in preliminary form of the type contemplated by Regulation 14A promulgated under the Exchange Act, (ii) a written information statement of the type contemplated by Rule
14c-2
of the Exchange Act, which shall contain the information specified in Schedule 14C under the Exchange Act concerning the Written Consent, the Mergers and the other transactions contemplated by the Transaction Agreement and (iii) a prospectus relating to the Parent Stock Issuance. Additionally, Parent covenants that Parent will convene a meeting of Parent’s shareholders for the Parent Shareholder Approval as soon as reasonably practicable after the Registration Statement becomes effective.
T
he Transaction Agreement provides that either party’s board of directors, and, in the case of the Company, the conflicts committee, may change its recommendation in respect of the Transaction Agreement and the Transaction, in which case the other party will have the ability to terminate the Transaction Agreement and receive a termination fee. The Company may also terminate the Transaction Agreement to enter into a superior proposal, in which case it would have to pay a termination fee to Parent. The MGM Written Consent is irrevocable, except in the event that the Company’s board of directors and its conflicts committee change its recommendation in respect of the Transaction Agreement and the Transaction in response to a superior proposal or intervening event prior to the Parent Shareholder Approva
l
.
The termination fee paid by the Company or Parent, as applicable, would be the lesser of (i) $709 million, if paid by Parent, and $421 million, if paid by the Company, and (ii) the maximum amount that can be paid to Parent or the Company, as applicable, without causing Parent or the Company, as applicable, to fail to meet the REIT requirements for such year (in which case, such excess will be placed in escrow and released to the Company or Parent, as applicable, over time to satisfy the REIT requirements)
.

In addition to the foregoing termination rights, and subject to certain limitations, either the Company or Parent may terminate the Transaction Agreement if the Mergers have not been consummated on or before November 4, 2022.
T
he foregoing description of the Transaction Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of such Transaction Agreement and as of specific dates, were made solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the parties and qualified by disclosures not reflected in the text of the Transaction Agreement, are not intended to provide factual, business or financial information about the parties, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been use for purposes of allocating risk between the parties, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the public disclosure of the Company. Accordingly, the representations, warranties and covenants contained in the Transaction Agreement or any descriptions thereof should not be relied upon as characterizations of the actual state of facts or condition of the Company or any of the other parties to the Transaction Agreement.
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
This Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the completion of the Transaction. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters.
Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise, and the Company may not be able to realize them. The Company does not guarantee that the Transaction or other events described herein will happen as described (or that they will happen at all). These forward-looking statements involve a number of risks and uncertainties, and the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to the Company’s ability to complete the Transaction on the terms described herein or all; the satisfaction of the closing conditions, including the receipt of regulatory approvals, to which the completion of the Transaction is subject, which could delay or prevent the completion of the Transaction; and other factors described in the Company’s periodic reports filed with the Securities and Exchange Commission. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

I tem 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

2.1	Master Transaction Agreement, by and among the Company, the Company LP, Parent, REIT Merger Sub, Parent OP, New Parent OP and MGM, dated as of August 4, 2021*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation

S-K.

The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: August 4, 2021	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Secretary

MGM Growth Properties Operating Partnership LP

Date: August 4, 2021	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Secretary